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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 1.1
Exhibit 4.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

Item 1.01.    Entry into a Material Definitive Agreement.

        On November 4, 2009, Virgin Media Inc. (the "Company") and certain of its subsidiaries entered into an underwriting agreement (the "Underwriting Agreement") with Deutsche Bank Securities Inc., BNP Paribas, CALYON, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes (the "Dollar Underwriters") and BNP Paribas, Deutsche Bank AG, London Branch, CALYON, Goldman, Sachs & Co., HSBC Bank plc, J.P. Morgan Securities Ltd. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for sterling denominated notes (the "Sterling Underwriters" and, together with the Dollar Underwriters, the "Underwriters"), pursuant to which the Company's subsidiary, Virgin Media Finance PLC (the "Issuer"), agreed to issue and sell to the Dollar Underwriters $600 million aggregate principal amount of 8.375% Senior Notes due 2019 (the "Dollar Notes") and to the Sterling Underwriters £350 million aggregate principal amount of 8.875% Senior Notes due 2019 (the "Sterling Notes" and, together with the Dollar Notes, the "Notes") in accordance with the terms and conditions set forth in the Underwriting Agreement.

        The Notes were issued pursuant to an Indenture dated as of November 9, 2009, among the Issuer, the Company, the other guarantors, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (the "Indenture"). The Dollar Notes were sold to the Dollar Underwriters at 96.889% of the principal amount thereof and the Sterling Notes were sold to the Sterling Underwriters at 96.925% of the principal amount thereof. Closing occurred on November 9, 2009.

        The Dollar Notes will bear interest at a rate of 8.375% per annum and the Sterling Notes will bear interest at a rate of 8.875% per annum. The Issuer will pay interest on the Notes on April 15 and October 15 of each year, beginning April 15, 2010. The Notes will mature on October 15, 2019. The Issuer may redeem the Notes on or after October 15, 2014 at the redemption prices described in the Indenture. The Notes are unsecured senior obligations of the Issuer and rank pari passu with the Issuer's outstanding Senior Notes due 2014 (the "2014 Notes") and Senior Notes due 2016 (together with the 2014 Notes, the "Existing Notes"). The Notes are guaranteed on a senior basis by the Company and the intermediate holding companies of the Issuer and on a senior subordinated basis by Virgin Media Investment Holdings Limited, the main borrower under the Company's senior credit facility. The Notes contain covenants that are similar to the covenants in the Existing Notes.

        The sale of the Notes has been registered with the Securities and Exchange Commission (the "SEC") pursuant to a registration statement on Form S-3, File No. 333-159493 (the "Registration Statement"). The terms of the Notes are described in the prospectus dated May 27, 2009, as supplemented by a final prospectus supplement dated November 4, 2009, as filed with the SEC on November 5, 2009.

        Copies of the Underwriting Agreement and the Indenture are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated by reference herein and in the Registration Statement. The foregoing descriptions of the terms of the Underwriting Agreement and the Indenture are qualified in their entirety by reference to these exhibits.

        The Company estimates that the net proceeds from the sale of the Notes, utilizing the exchange rate at October 30, 2009 of $1.6479 per £1.00, were approximately £689.4 million, after deducting the Underwriters' discounts, estimated offering expenses and a deferred fee.

        The Company will use these net proceeds to redeem a portion of the 2014 Notes. The 2014 Notes were issued in April 2004, will mature on April 15, 2014 and comprise U.S. dollar denominated 8.75% senior notes due 2014 with a principal amount outstanding of $425 million (the "2014 Dollar Notes"), sterling denominated 9.75% senior notes due 2014 with a principal amount outstanding of £375 million

(the "2014 Sterling Notes"), and euro denominated 8.75% senior notes due with a principal amount outstanding of €225 million (the "2014 Euro Notes"). The current redemption price is 104.375% of the principal amount of the 2014 Dollar Notes and the 2014 Euro Notes and 104.875% of the principal amount of the 2014 Sterling Notes.

        On November 9, 2009, the Issuer sent redemption notices to the holders of the 2014 Notes, pursuant to which the Issuer will redeem $335,676,851.19 principal amount of 2014 Dollar Notes, £296,185,456.94 principal amount of 2014 Sterling Notes and €177,711,274.16 principal amount of 2014 Euro Notes. The redemption date will be December 9, 2009. The redemption notices are attached as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference.

        After the redemption, there will remain outstanding $89,323,148.81 principal amount of 2014 Dollar Notes, £78,814,543.06 principal amount of 2014 Sterling Notes and €47,288,725.84 principal amount of 2014 Euro Notes. The Company currently expects to repay the remaining outstanding 2014 Notes in the future with cash from its balance sheet, supplemented further by cash flow from operations, subject to obtaining consent from its senior lenders.

        A copy of a press release issued by the Company on November 9, 2009 is attached as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits

1.1	Underwriting Agreement, dated as of November 4, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and Deutsche Bank Securities Inc., BNP Paribas, CALYON, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and BNP Paribas, Deutsche Bank AG, London Branch, CALYON, Goldman, Sachs & Co., HSBC Bank plc, J.P. Morgan Securities Ltd. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for sterling denominated notes.
4.1
Indenture, dated as of November 9, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.
99.1	Redemption notice in respect of U.S dollar denominated senior notes due 2014, dated November 9, 2014.
99.2	Redemption notice in respect of sterling denominated senior notes due 2014, dated November 9, 2014.
99.3	Redemption notice in respect of euro denominated senior notes due 2014, dated November 9, 2014.
99.4	Press release, dated November 9, 2009, issued by Virgin Media Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2009	VIRGIN MEDIA INC.
	By:	/s/ BRYAN H. HALL Bryan H. Hall Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated as of November 4, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and Deutsche Bank Securities Inc., BNP Paribas, CALYON, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and BNP Paribas, Deutsche Bank AG, London Branch, CALYON, Goldman, Sachs & Co., HSBC Bank plc, J.P. Morgan Securities Ltd. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for sterling denominated notes.
4.1
Indenture, dated as of November 9, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.
99.1	Redemption notice in respect of U.S dollar denominated senior notes due 2014, dated November 9, 2014.
99.2	Redemption notice in respect of sterling denominated senior notes due 2014, dated November 9, 2014.
99.3	Redemption notice in respect of euro denominated senior notes due 2014, dated November 9, 2014.
99.4	Press release, dated November 9, 2009, issued by Virgin Media Inc.